UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2018

HANCOCK WHITNEY CORPORATION
(Exact Name of Registrant as Specified in Charter)
Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi (Address of Principal Executive Offices)	39501 (Zip Code)
Registrant’s telephone number, including area code: (228) 868-4000
Hancock Holding Company (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                          Submission of Matters to a Vote of Security Holders.

Hancock Whitney Corporation (formerly Hancock Holding Company, the “Company”) held its 2018 annual meeting of shareholders (the “Annual Meeting”) on May 24, 2018 in Gulfport, Mississippi.  As of March 23, 2018, the record date for the Annual Meeting, the Company had 86,794,121 shares of common stock outstanding and entitled to vote.  Of that number, 73,085,678 shares were represented in person or by proxy at the Annual Meeting.  The Company’s shareholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1:  Election of Directors

Each of the individuals listed below was elected at the Annual Meeting to serve a three-year term on the Company’s Board of Directors expiring in 2021, as indicated below.

Nominees for a Three-Year Term	Votes For	Votes Withheld	Broker Non-Votes
John M. Hairston	64,653,585	412,370	8,019,723
James H. Horne	64,595,819	470,136	8,019,723
Jerry L. Levens	64,780,005	285,950	8,019,723
Christine L. Pickering	64,065,727	1,000,228	8,019,723

Proposal 2: Amendment to the Company’s Articles of Incorporation to Change the Company’s Name to “Hancock Whitney Corporation”

Proposal 2 was a proposal to approve an amendment to our composite articles of incorporation to change the Company’s name to “Hancock Whitney Corporation,” a copy of which is filed as Exhibit 3.1 to this report on Form 8-K and incorporated herein by reference.  This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,653,445	335,211	97,022	0

Proposal 3: Advisory Vote on Compensation of Named Executive Officers

Proposal 3 was an advisory vote on compensation of named executive officers as disclosed in the proxy materials for the Annual Meeting.  This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,934,154	1,941,834	189,967	8,019,723

Proposal 4:  Ratification of the Appointment of Auditors

Proposal 4 was a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of the Company and its subsidiaries for 2018.  This proposal was approved.

Votes For	Votes Against	Abstentions
72,388,139	634,153	63,386

Item 9.01                          Financial Statements and Exhibits.

(d)                          Exhibits.

Exhibit No.	Description
3.1	Composite Articles of Incorporation of Hancock Whitney Corporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on May 24, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

May 29, 2018	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer